UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: September 5, 2019
(Date of earliest event reported)

DUKE MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140177	98-0503336
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3948 Saratoga Road, Langley, WA, 98260
(Address of principal executive offices) (Zip Code)

(360) 929-6860
(Registrant's telephone no., including area code)

---------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Event

    Duke Mountain Resources, Inc. has filed Since August 8, 2019 all of their delinquent past 10Ks and 10Qs and is now current with their SEC filings requires to date.  The Company is currently looking for a suitable operating merger candidate to merge with.  As soon as the Company finds to suitable candidate, it will file notice with the SEC and thereby notify its shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 5, 2019	DUKE MOUNTAIN RESOURCES, INC.

/s/ Julienne Cowie
Name: Julienne Cowie
Its: CEO and Chairman